                                                                      EXHIBIT 15
                                                                      ----------

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ TC SUTTON
                                                 Thomas C. Sutton

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ GLENN S. SCHAFER
                                                 Glenn S. Schafer

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ DAVID R. CARMICHAEL
                                                 David R. Carmichael

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ AUDREY L. MILFS
                                                 Audrey L. Milfs

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ KHANH T. TRAN
                                                 Khanh T. Tran

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ EDWARD R. BYRD
                                                 Edward R. Byrd

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ BRIAN D. KLEMENS
                                                 Brian D. Klemens

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane
N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis Sandlaufer his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 22, 2000                        /s/ GERALD W. ROBINSON
                                                 Gerald W. Robinson